UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

ANNUAL REPORT December 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Global Fixed Income Fund’s Class A shares achieved a total return of 7.77%, Class C shares returned 6.93%, Class I shares returned 8.07%, and Class Y shares returned 8.13%.1 In comparison, the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 5.58% for the same period.2

Global bond markets posted positive returns during the period, amid high volatility caused by the COVID-19 pandemic and subsequent measures from central banks to support asset valuations. The fund outperformed the Index, due in part to successful positioning within investment grade and high yield corporate credit.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets generally and up to 7% of its net assets in any single, emerging-market country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

COVID-19 and Central Bank Activity Influence Markets

It was an eventful 12 months for fixed-income markets. Investors were looking forward to a new calendar year filled with higher economic growth rates and continued expansion. Emerging-market economies had begun to stabilize after being disrupted by trade disputes. Risk asset spreads were tight through the middle of February 2020. However, the tone changed, as COVID-19 wreaked havoc globally, causing a dramatic decline in economic activity and consequent increase in corporate and emerging-market bond spreads. Liquidity tightened in March 2020. Spreads widened, affecting some high-quality positions. The adverse impact was compounded by a drop in oil prices, as a result of disagreement between

OPEC member Saudi Arabia and Russia. As the decline in liquidity worsened, the Fed stepped in with some of the tools it used in the global financial crisis to stabilize liquidity in markets and began a massive expansion of its quantitative easing policies. Similar stimulus was implemented around the world as massive monetary and fiscal responses were unleashed by other governments and central banks. This rapid an effective reaction, created a floor for valuations and improved liquidity in markets by providing a backstop and support where it was needed. The European Central Bank (ECB) expanded their bond buying program to provide more assistance to countries in the European periphery.

Risk assets rallied in response to central bank intervention. Investor sentiment also improved, as COVID-19 infection rates fell during the summer, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging-market sovereign debt and some high yield debt recovered from March lows. Spreads generally continued to tighten until the fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November, when news of potential, viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. Spreads tightened through the end of the period.

Corporate Credit Positioning Benefits Fund Performance

Relative performance was helped by the fund’s positioning within investment grade and high yield corporate credit. When market volatility hit in March, the portfolio management team capitalized on the support provided by central banks in the corporate bond market and reduced valuations to add to the fund’s investment grade corporate credit allocation. When prices subsequently recovered, this increased allocation contributed to fund outperformance. In addition, several companies’ bonds were downgraded from investment grade to high yield during the period. The fund’s purchase of these “fallen angels” also worked to bolster performance, as prices of these instruments improved when the risk-on environment returned. Other strategies that benefited performance were the fund’s positioning within debt issued by countries in the European periphery such as Italy, Greece, Cyprus and Spain. In response to the pandemic, the ECB expanded their bond buying program in order to offer additional support to vulnerable countries. The fund’s securitized product holdings also helped relative results. The government’s issuance of the paycheck protection program, and other assistance initiatives, relieved investor anxiety surrounding consumers’ ability to pay their auto and home loans, helping prices of these securities to recover.

Conversely, some strategies provided a headwind to returns. At the beginning of the year, before COVID-19 struck, economic prospects looked rosy, and it was expected that the yield curve might steepen. As such, the fund was positioned to take advantage of a steepening yield curve. However, the pandemic struck, and rates fell. The yield curve positioning of the fund, which was designed to take advantage of a steepening yield curve, hurt portfolio performance. The portfolio was also short the U.S. dollar early in the year. As the dollar strengthened for much of the period, this also detracted from relative results.

Positioned to Seize Opportunity

Given the aggressive monetary and fiscal policy in the U.S., we believe the supply and demand dynamics surrounding the U.S. Treasury market may shift, which may cause a

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

change in yield curve shape in the coming year. Additionally, the potential of positive growth and inflation as the country works through the pandemic, could also pressure interest rates higher. As new fiscal packages are contemplated in Washington, there will be a need to increase Treasury issuance. Pressure from the increasing net supply may cause rates to increase. Given this, we do not expect the coming rate increase to be a smooth ride, but we do believe there will be a net increase, nonetheless. In other sectors, corporate spreads have tightened to levels last seen at the beginning of 2020, prior to the beginning of the pandemic. We are looking to reduce the corporate credit risk in the portfolio, given these tight spreads. We also to remain positioned to capitalize on changes in volatility and the differing pace of the global rebound across countries.

Given this outlook, we are currently overweight emerging-market debt, given our expectation that economic stability in China and growth in developed markets will continue to support commodity prices. Our long-term view is that the U.S. dollar will weaken versus emerging-market currencies, so we are underweight the U.S. dollar. We are overweight securitized products, given that they look attractive from a relative value standpoint. Although the portfolio remains overweight investment grade corporate debt, we have reduced our position. Regarding high yield corporate debt, we maintain an overweight, although our exposure is to higher-quality single-B and double-B rated debt. We also continue look for opportunities within fallen angels.

January 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: FactSet. — The Bloomberg Barclays Global Aggregate Index (Hedged) is a flagship measure of global, investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging-market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing or legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the underlying instruments or the portfolio’s other investments.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”).

† Source: FactSet

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Fixed Income Fund on 12/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	2.92%	3.16%	3.48%
without sales charge	12/2/09	7.77%	4.11%	3.95%
Class C shares
with applicable redemption charge †	12/2/09	5.93%	3.35%	3.18%
without redemption	12/2/09	6.93%	3.35%	3.18%
Class I shares	1/1/94	8.07%	4.41%	4.26%
Class Y shares	7/1/13	8.13%	4.47%	4.30%	††
Bloomberg Barclays Global Aggregate Index ( Hedged )		5.58%	4.49%	4.18%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.00	$7.93	$2.67	$2.26
Ending value (after expenses)	$1,040.30	$1,036.10	$1,042.00	$1,042.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.96	$7.86	$2.64	$2.24
Ending value (after expenses)	$1,021.22	$1,017.34	$1,022.52	$1,022.92

†Expenses are equal to the fund’s annualized expense ratio of .78% for Class A, 1.55% for Class C, .52% for Class I and .44% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2%
Australia - 3.3%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	85,325,000		81,093,786
Queensland Treasury, Govt. Gtd. Bonds	AUD	1.75	7/20/2034	22,335,000	[b]	17,460,876
					98,554,662
Austria - .1%
Suzano Austria, Gtd. Notes		3.75	1/15/2031	3,575,000		3,797,544
British Virgin - .4%
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	12,840,000	[b]	13,343,685
Canada - 3.9%
Canada, Bonds	CAD	1.25	6/1/2030	82,150,000		67,664,520
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/2023	1,567,342	[b]	1,232,449
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	3,298,209	[b]	2,617,838
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	8,175,000	[b]	6,523,559
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	10,425,000	[b]	8,378,247
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	7,825,000	[b]	6,162,257
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	6,325,000	[b]	4,980,695
Golden Credit Card Trust, Ser. 2018-4A, Cl. A		3.44	8/15/2025	8,500,000	[b]	9,194,739
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	8,405,000	[b]	6,683,722
Nutrien, Sr. Unscd. Notes		1.90	5/13/2023	2,300,000		2,377,002
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	940,000		1,201,809
					117,016,837
Cayman Islands - 3.5%
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A, 3 Month LIBOR +1.38%		1.64	10/23/2032	8,155,000	[b,c]	8,172,628
Bain Capital Credit CLO, Ser. 2025-5A, Cl. A, 3 Month LIBOR +1.22%		1.49	1/20/2032	3,275,000	[b,c]	3,277,659
Ballyrock CLO, Ser. 2020-1A, Cl. A1, 3 Month LIBOR +1.70%		1.99	7/20/2030	6,100,000	[b,c]	6,117,387
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	2,045,000		2,621,532
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	5,185,000		6,517,455
Columbia Cent CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%		1.31	1/20/2034	7,625,000	[b,c]	7,632,724

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Cayman Islands - 3.5% (continued)
DP World Salaam, Jr. Sub. Notes		6.00	1/1/2026	4,265,000	[d]	4,649,767
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%		1.21	4/15/2031	6,975,000	[b,c]	6,931,392
Dryden XXVI Senior Loan Fund CLO, Ser. 2013-26A, Cl. AR, 3 Month LIBOR +.90%		1.14	4/15/2029	8,000,000	[b,c]	7,967,480
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%		0.99	4/15/2029	7,825,000	[b,c]	7,758,792
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		1.32	7/20/2031	8,025,000	[b,c]	8,011,999
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%		1.49	10/25/2031	5,660,000	[b,c]	5,671,325
Milos CLO, Ser. 2017-1A, Cl. AR, 3 Month LIBOR +1.07%		1.29	10/20/2030	7,150,000	[b,c]	7,117,267
Sands China, Sr. Unscd. Notes		4.38	6/18/2030	2,755,000	[b]	3,077,252
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		1.22	1/20/2029	7,150,000	[b,c]	7,120,527
Tencent Holdings, Sr. Unscd. Notes		2.39	6/3/2030	7,250,000	[b]	7,441,763
Vale Overseas, Gtd. Notes		6.25	8/10/2026	1,307,000		1,622,641
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%		1.30	4/15/2031	4,025,000	[b,c]	4,002,850
					105,712,440
Chile - .2%
Corp. Nacional del Cobre de Chile, Sr. Unscd. Notes		3.15	1/15/2051	3,725,000	[b,e]	3,755,359
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	2,950,000	[b]	3,146,470
					6,901,829
China - 3.3%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	191,700,000		29,398,341
China, Unscd. Bonds	CNY	3.81	9/14/2050	267,050,000		41,471,806
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		26,970,819
					97,840,966
Croatia - .3%
Croatia, Sr. Unscd. Bonds	EUR	2.75	1/27/2030	6,050,000		8,853,776
Dominican Republic - .3%
Dominican Republic, Sr. Unscd. Notes		4.88	9/23/2032	6,775,000	[b]	7,511,781
Egypt - .3%
Egypt, Sr. Unscd. Notes		5.25	10/6/2025	7,420,000	[b]	7,901,187
France - 1.1%
BNP Paribas, Sr. Unscd. Notes	EUR	1.13	10/10/2023	6,915,000		8,747,080
Credit Agricole, Sub. Notes		3.25	1/14/2030	7,250,000		7,964,207

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
France - 1.1% (continued)
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000		9,432,777
Orange, Sr. Unscd. Notes	EUR	-0.03	9/4/2026	5,100,000		6,266,059
					32,410,123
Germany - 7.5%
Allianz, Sub. Notes	EUR	5.63	10/17/2042	4,300,000		5,775,011
Bundesobligation, Bonds, Ser. 179	EUR	-0.82	4/5/2024	95,450,000		119,586,721
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. 98	EUR	4.75	7/4/2028	56,975,000		99,102,450
					224,464,182
Hungary - .3%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	4,775,000		8,482,563
Indonesia - .7%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	3,870,000		4,901,327
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	3,130,000		4,645,893
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		6,128,236
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes		3.00	6/30/2030	4,640,000		4,820,444
					20,495,900
Ireland - .5%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	3,105,000		3,231,525
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	2,900,000		3,232,709
AerCap Global Aviation Trust, Gtd. Notes		6.50	7/15/2025	4,000,000		4,784,661
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,779,668
					15,028,563
Israel - .3%
Israel, Sr. Unscd. Bonds		2.75	7/3/2030	8,425,000		9,304,528
Italy - 2.0%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		16,252,045
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	4.00	2/1/2037	18,300,000	[b]	32,323,705
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	6,500,000	[b]	9,922,609
					58,498,359
Ivory Coast - .3%
Ivory Coast, Sr. Unscd. Bonds		6.13	6/15/2033	7,000,000		7,906,493
Japan - 3.4%
Japan, Bonds, Ser. 19	JPY	0.10	9/10/2024	1,751,557,500	[f]	16,997,343
Japan, Bonds, Ser. 20	JPY	0.10	3/10/2025	1,659,901,800	[f]	16,107,904

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Japan - 3.4% (continued)
Japan, Bonds, Ser. 22	JPY	0.10	3/10/2027	3,216,021,052	[f]	31,289,669
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	1,848,032	[b]	1,868,547
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	7,579,329	[b]	7,691,375
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	7,750,000	[b]	7,990,993
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/11/2026	6,750,000	[b]	7,133,808
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[b]	9,993,422
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	2,175,000		3,030,022
					102,103,083
Kazakhstan - .1%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		2,132,325
Luxembourg - .9%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	3,650,000		4,694,918
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		7,555,883
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	6,525,000		7,137,944
Medtronic Global Holdings, Gtd. Notes	EUR	0.75	10/15/2032	2,900,000		3,719,673
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	2,000,000		2,788,719
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	1,300,000	[b]	1,405,625
					27,302,762
Malaysia - .9%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	37,430,000		10,241,300
Petronas Capital, Gtd. Notes		4.55	4/21/2050	12,350,000	[b]	16,561,659
					26,802,959
Mexico - 2.4%
Banco Santander Mexico, Sr. Unscd. Notes		5.38	4/17/2025	4,750,000	[b]	5,463,046
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000	[e]	4,416,278
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	760,000,000		44,910,254
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000		6,833,534
Nemak, Sr. Unscd. Notes		4.75	1/23/2025	2,276,000		2,354,238
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	7,755,000		8,131,350
					72,108,700
Netherlands - 2.8%
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	3,700,000		4,758,992

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Netherlands - 2.8% (continued)
ABN AMRO Bank, Sub. Notes		4.75	7/28/2025	5,100,000	[b]	5,880,940
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	6,180,000		7,627,764
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	5,815,000		7,224,370
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000		9,072,494
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/2023	1,400,000		1,758,820
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	4,600,000		5,961,163
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	5,200,000		6,731,039
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,756,610
Prosus, Sr. Unscd. Notes		3.83	2/8/2051	5,545,000	[b]	5,446,530
VEON Holdings, Sr. Unscd. Notes		3.38	11/25/2027	13,680,000	[b]	14,071,385
Volkswagen International Finance, Gtd. Bonds, Ser. 10Y	EUR	1.88	3/30/2027	2,200,000		2,944,960
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,906,143
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,806,060
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		913,653
					82,860,923
Norway - .4%
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		8,168,482
Yara International, Sr. Unscd. Notes		3.15	6/4/2030	2,150,000	[b]	2,330,470
					10,498,952
Peru - .2%
Peru, Sr. Unscd. Bonds		2.78	1/23/2031	4,450,000		4,893,932
Philippines - .7%
Philippines, Sr. Unscd. Bonds		3.70	2/2/2042	6,050,000		7,034,646
Philippines, Sr. Unscd. Notes	EUR	0.15	2/3/2023	8,600,000		10,511,233
Philippines, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000	[e]	3,742,214
					21,288,093
Qatar - .3%
Qatar, Sr. Unscd. Notes		3.75	4/16/2030	8,025,000	[b]	9,460,071
Romania - .6%
Romania, Bonds	EUR	3.62	5/26/2030	3,950,000	[b]	5,769,316
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	2,670,000	[b]	3,579,195
Romania, Sr. Unscd. Notes		4.00	2/14/2051	7,900,000	[b]	8,617,375
					17,965,886
Russia - 1.5%
Russian Federal Bond - OFZ, Bonds, Ser. 6228	RUB	7.65	4/10/2030	2,954,544,000		45,131,500
Saudi Arabia - .1%
Saudi Arabian Oil Co., Sr. Unscd. Notes		1.63	11/24/2025	1,560,000	[b,e]	1,599,323

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Senegal - .3%
Senegal, Sr. Unscd. Notes		6.25	5/23/2033	6,850,000		7,709,374
Serbia - .4%
Serbia, Sr. Unscd. Notes		2.13	12/1/2030	1,800,000	[b]	1,783,980
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	7,215,000	[b]	9,926,557
					11,710,537
Singapore - .8%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		7,712,307
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	6,155,000	[e]	8,916,025
Temasek Financial I, Gtd. Notes		2.50	10/6/2070	6,950,000	[b,e]	7,004,643
					23,632,975
South Africa - .9%
South Africa, Sr. Unscd. Bonds, Ser. 2030	ZAR	8.00	1/31/2030	411,750,000		26,756,491
South Korea - .6%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		11,047,056
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		7,653,134
					18,700,190
Spain - 2.5%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000	[e]	9,264,478
Spain, Bonds	EUR	0.60	10/31/2029	42,550,000	[b]	55,067,592
Spain, Sr. Unscd. Bonds	EUR	1.25	10/31/2030	3,385,000	[b]	4,623,951
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	5,300,000		6,909,226
					75,865,247
Supranational - .9%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		8,660,759
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	8,250,000		8,483,351
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		8,245,500
					25,389,610
Switzerland - .2%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	5,725,000	[b]	6,620,644
Thailand - 1.3%
PTT Treasury Center, Gtd. Notes		3.70	7/16/2070	3,725,000	[b,e]	3,909,499
Thailand, Bonds	THB	2.88	12/17/2028	435,700,000		16,578,734
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		17,793,548
					38,281,781
Ukraine - .6%
Ukraine, Sr. Unscd. Notes		1.15	5/31/2040	4,100,000		4,238,970
Ukraine, Sr. Unscd. Notes		7.25	3/15/2033	11,848,000	[b]	12,972,849
					17,211,819

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United Arab Emirates - .2%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	4,650,000	[b]	5,794,086
United Kingdom - 2.5%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,760,000	[e]	3,588,140
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	1,950,000	[e]	2,536,871
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	2,675,000	[d]	2,812,094
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	3,725,000		4,469,498
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	2,225,000		2,990,092
HSBC Holdings, Sr. Unscd. Notes		4.95	3/31/2030	6,100,000		7,637,751
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		1.03	12/22/2069	4,433,333	[b,c]	4,442,457
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[b]	5,698,168
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	6,305,000		7,157,143
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%		0.79	7/15/2058	7,420,000	[b,c]	7,438,283
Rolls-Royce, Gtd. Notes	EUR	2.13	6/18/2021	3,915,000	[e]	4,809,208
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIA +.75%	GBP	0.81	1/21/2070	5,280,000	[b,c]	7,304,157
Silverstone Master Issuer, Ser. 2020-1A, Cl. 1A, 3 Month SONIA +.47%	GBP	0.53	1/21/2070	6,550,000	[b,c]	9,003,684
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	4,100,000		5,204,040
					75,091,586
United States - 41.3%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	1,616,000		1,894,050
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,230,000		1,569,956
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	2,115,000		2,341,416
AEP Transmission, Sr. Unscd. Notes		3.10	12/1/2026	3,680,000		4,144,305
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	4,500,000		4,764,941
Air Products & Chemicals, Sr. Unscd. Notes		1.50	10/15/2025	1,425,000		1,486,004
Air Products & Chemicals, Sr. Unscd. Notes		1.85	5/15/2027	1,575,000		1,669,198
Ally Financial, Sub. Notes		5.75	11/20/2025	7,000,000		8,154,963
Amazon.com, Sr. Unscd. Notes		3.15	8/22/2027	7,875,000		8,977,132
American Express, Sr. Unscd. Notes		2.50	7/30/2024	4,850,000		5,182,959
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	4,029,064	[b]	4,360,747
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		3,315,076

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,893,915
Amgen, Sr. Unscd. Notes		2.30	2/25/2031	5,690,000		6,075,908
Anheuser-Busch InBev Worldwide, Gtd. Notes		3.50	6/1/2030	6,410,000	[e]	7,430,038
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	3,810,000		4,492,772
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		5,825,742
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	2,330,000		3,039,747
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	2,150,000		2,999,299
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	300,000		425,463
Bank, Ser. 2018-BN13, Cl. A5		4.22	8/15/2061	3,300,000		3,933,520
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,607,666
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	3,375,000		3,716,983
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	5,895,000		6,876,306
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.12	11/15/2034	6,400,000	[b,c]	6,258,640
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS		2.44	4/15/2053	7,400,000		7,840,082
BBCMS Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/2032	1,229,704	[b]	1,227,996
Benchmark Mortgage Trust, Ser. 2019-B15, Cl. A5		2.93	12/15/2072	8,075,000		9,008,907
Benchmark Mortgage Trust, Ser. 2020-B19, Cl. A4		1.55	9/15/2053	5,425,000		5,461,716
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.10	3/12/2025	7,285,000		8,955,263
Berry Global, Sr. Scd. Notes		1.57	1/15/2026	3,815,000	[b]	3,852,807
BF Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		1.36	12/15/2035	7,500,000	[b,c]	7,539,038
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. A, 1 Month LIBOR +.80%		0.96	12/15/2036	9,870,965	[b,c]	9,897,240
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.23	12/15/2037	8,350,000	[b,c]	8,393,622
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[b]	9,397,802
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,407,497
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,606,361
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,197,636
Carrier Global, Sr. Unscd. Notes		2.49	2/15/2027	6,020,000		6,500,518
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	2,035,000		2,175,992

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	4,105,000	[b]	4,361,583
Centene, Sr. Unscd. Notes		3.00	10/15/2030	7,750,000		8,223,912
Centene, Sr. Unscd. Notes		3.38	2/15/2030	4,415,000		4,651,887
CenturyLink, Sr. Scd. Notes		4.00	2/15/2027	900,000	[b]	930,483
CF Hippolyta, Ser. 2020-1, Cl. A1		1.69	7/15/2060	7,720,925	[b]	7,885,739
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.11	11/15/2036	5,750,000	[b,c]	5,706,316
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		1.28	6/15/2034	8,961,330	[b,c]	8,622,968
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.66	6/15/2034	3,385,391	[b,c]	3,231,671
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	2,765,000		3,082,279
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	4,225,000	[b]	4,441,531
Cheniere Energy Partners, Gtd. Notes		4.50	10/1/2029	5,150,000		5,455,241
Cheniere Energy Partners, Sr. Scd. Notes		5.25	10/1/2025	3,935,000		4,042,229
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B		4.35	10/10/2047	3,925,000		4,324,626
Citizens Bank, Sr. Unscd. Notes		2.25	4/28/2025	14,075,000		14,946,771
CNH Equipment Trust, Ser. 2020-A, Cl. A4		1.51	4/15/2027	3,600,000		3,713,914
CNX Resources, Gtd. Notes		6.00	1/15/2029	1,065,000	[b]	1,093,073
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	5,050,000		6,430,585
Comcast, Gtd. Notes		2.65	2/1/2030	5,575,000		6,094,721
Comcast, Gtd. Notes		3.75	4/1/2040	5,775,000		6,958,348
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,988,661		9,671,639
Concho Resources, Gtd. Notes		3.75	10/1/2027	3,750,000		4,286,755
Constellation Brands, Sr. Unscd. Notes		2.88	5/1/2030	1,950,000		2,139,923
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	1,494,600	[b]	1,503,723
Crown Americas, Gtd. Notes		4.75	2/1/2026	6,850,000		7,131,261
Crown Castle International, Sr. Unscd. Notes		3.15	7/15/2023	3,150,000		3,352,674
Crown Castle International, Sr. Unscd. Notes		3.30	7/1/2030	5,925,000		6,638,850
CVS Health, Sr. Unscd. Notes		3.75	4/1/2030	2,600,000		3,027,768
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	1,436,000		1,710,311
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,575,000		3,188,080

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000		1,368,941
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,663,211
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	2,025,000		2,959,263
DaVita, Gtd. Notes		3.75	2/15/2031	8,350,000	[b]	8,493,912
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	4,200,000	[b]	4,289,284
Dell International, Sr. Scd. Notes		6.02	6/15/2026	4,650,000	[b]	5,680,262
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	7,000,000		7,363,436
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	3,325,000		3,461,590
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		7,698,310
Dollar General, Sr. Unscd. Notes		3.50	4/3/2030	5,225,000		6,004,422
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	2,050,000		2,440,361
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	6,215,000	[b]	6,300,540
Duke Energy, Sr. Unscd. Notes		0.90	9/15/2025	300,000		300,864
Duke Energy, Sr. Unscd. Notes		2.65	9/1/2026	2,800,000		3,052,447
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	2,745,000		3,061,406
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	4,325,000		5,117,016
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	2,050,000		2,261,082
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	2,000,000		2,189,344
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	2,700,000		3,153,111
Energy Transfer Operating, Jr. Sub. Debs., Ser. A		6.25	2/15/2023	3,080,000	[d]	2,456,300
Energy Transfer Operating, Jr. Sub. Debs., Ser. F		6.75	5/15/2025	2,275,000	[d]	2,084,469
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	7,200,000	[b]	7,496,541
Enterprise Products Operating, Gtd. Notes		2.80	1/31/2030	6,325,000		6,862,341
EQT, Sr. Unscd. Notes		3.00	10/1/2022	9,165,000	[e]	9,250,922
Equinix, Sr. Unscd. Notes		1.00	9/15/2025	10,360,000		10,398,136
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B		2.58	8/15/2023	7,423,773	[b]	7,469,741
Exxon Mobil, Sr. Unscd. Notes		4.23	3/19/2040	2,435,000		3,032,818
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K087, Cl. A2		3.77	12/25/2028	2,400,000	[g]	2,877,130

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K088, Cl. A2	3.69	1/25/2029	7,800,000	[g]	9,327,327
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K159, Cl. A2	3.95	11/25/2030	5,140,000	[g]	6,351,442
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	6,365,000	[g]	6,856,762
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%	0.59	8/25/2025	4,000,000	[c,g]	4,034,451
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	4,225,320	[g]	4,652,069
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	5,848,073	[g]	6,366,212
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	8,315,427	[g]	9,038,471
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	4,203,629	[g]	4,648,689
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	4,279,333	[g]	4,486,476
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	7,968,917	[g]	8,430,628
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2	3.50	5/25/2029	5,000,000	[g]	5,527,415
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C	2.75	9/25/2029	7,279,357	[g]	7,660,156
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	6,425,000	[g]	6,891,449

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,676,165	[g]	8,513,443
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		5,643,117
First Republic Bank, Sr. Unscd. Notes		1.91	2/12/2024	2,725,000		2,806,842
GB Trust, Ser. 2020-FLIX, Cl. A, 1 Month LIBOR +1.12%		1.28	8/15/2037	9,800,000	[b,c]	9,841,552
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		5.00	1/21/2021	8,550,000	[d]	7,938,761
Genesis Energy, Gtd. Notes		7.75	2/1/2028	4,537,000	[e]	4,348,442
GLP Capital, Gtd. Notes		5.38	4/15/2026	1,258,000		1,446,128
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	7,960,000		7,994,739
Government National Mortgage Association, Ser. 2013-H26, Cl. HA		3.50	9/20/2063	920,819		931,035
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2		2.64	5/10/2049	240,213		241,007
HCA, Gtd. Notes		3.50	9/1/2030	2,960,000		3,146,052
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,960,896
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,810,746
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,463,046
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		1.16	11/15/2036	6,984,195	[b,c]	6,888,680
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	6,950,000		7,467,775
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		0.86	1/15/2033	3,750,000	[b,c]	3,725,833
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		1.21	1/15/2033	2,750,000	[b,c]	2,706,654
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		1.15	7/17/2037	6,401,553	[b,c]	6,424,059
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	3,987,312		4,289,728
JPMorgan Chase & Co., Sr. Unscd. Notes		4.49	3/24/2031	6,130,000		7,548,503
JPMorgan Chase & Co., Sub. Notes		2.96	5/13/2031	5,600,000		6,146,502
KeyCorp, Sr. Unscd. Notes		2.25	4/6/2027	8,320,000		8,912,535
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		1.11	11/25/2036	1,260	[c]	1,259

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	1,950,000		2,225,828
Kraft Heinz Foods, Gtd. Notes		3.88	5/15/2027	1,830,000	[b]	1,973,516
Kraft Heinz Foods, Gtd. Notes		4.25	3/1/2031	1,530,000	[b]	1,706,505
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	2,920,000		3,341,916
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	1,445,000	[b]	1,685,842
Lamar Media, Gtd. Notes		3.75	2/15/2028	6,390,000		6,578,984
Lennar, Gtd. Notes		4.75	11/29/2027	5,275,000		6,240,589
Lennar, Gtd. Notes		5.25	6/1/2026	1,625,000		1,928,672
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	6,810,000	[b]	7,004,085
Marriott International, Sr. Unscd. Notes, Ser. EE		5.75	5/1/2025	4,375,000		5,119,438
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	2,145,000		3,008,600
Mastercard, Sr. Unscd. Notes		3.30	3/26/2027	1,775,000		2,025,974
Mastercard, Sr. Unscd. Notes		3.35	3/26/2030	5,665,000		6,616,965
McDonald's, Sr. Unscd. Notes		3.60	7/1/2030	1,800,000		2,111,938
Metlife, Sr. Unscd. Notes		4.55	3/23/2030	5,915,000		7,398,402
Metropolitan Life Global Funding I, Sr. Scd. Notes		3.00	9/19/2027	5,475,000	[b]	6,117,036
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	6,612,000	[b]	6,773,168
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000		3,448,945
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	3,400,000	[b]	3,581,900
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/2025	3,450,000		3,950,699
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		7,453,650
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		11,321,204
Occidental Petroleum, Sr. Unscd. Notes		3.00	2/15/2027	3,480,000		3,103,725
Occidental Petroleum, Sr. Unscd. Notes		8.88	7/15/2030	6,700,000		7,876,688
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A		1.75	9/14/2035	7,975,000	[b]	8,145,513
O'Reilly Automotive, Sr. Unscd. Notes		4.20	4/1/2030	4,025,000		4,855,466
PayPal Holdings, Sr. Unscd. Notes		2.30	6/1/2030	4,235,000		4,539,943
PayPal Holdings, Sr. Unscd. Notes		2.40	10/1/2024	6,410,000		6,855,995
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	1,400,000		1,636,669
Pioneer Natural Resources, Sr. Unscd. Notes		1.90	8/15/2030	3,150,000		3,122,629
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	3,065,000		3,211,938
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	2,775,000	[b]	2,948,202

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
Prologis, Sr. Unscd. Notes		2.13	4/15/2027	1,400,000		1,502,964
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	4,535,000		4,862,870
Quicken Loans, Gtd. Notes		3.63	3/1/2029	13,725,000	[b]	14,025,234
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	2,775,000		3,921,280
Raytheon Technologies, Sr. Unscd. Notes		4.13	11/16/2028	3,925,000		4,680,286
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	3,400,000		3,632,038
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C		2.77	8/21/2023	3,600,000	[b]	3,706,756
SBA Tower Trust, Notes		1.88	1/15/2026	6,860,000	[b]	7,081,769
SBA Tower Trust, Notes		2.84	1/15/2025	8,030,000	[b]	8,569,006
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	1,666,099	[b]	1,672,025
Sinclair Television Group, Sr. Scd. Notes		4.13	12/1/2030	3,835,000	[b]	3,934,729
SLM, Sr. Unscd. Notes		4.20	10/29/2025	1,900,000		2,011,625
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	8,100,000		8,841,346
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	2,510,000	[e]	3,626,579
Spirit Realty, Gtd. Notes		3.20	2/15/2031	4,505,000		4,792,690
Spirit Realty, Gtd. Notes		4.00	7/15/2029	2,645,000		2,978,710
SpringCastle America Funding, Ser. 2020-AA, Cl. A		1.97	9/25/2037	7,122,777	[b]	7,189,041
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	8,375,000	[b]	9,097,051
Starbucks, Sr. Unscd. Notes		2.55	11/15/2030	6,900,000		7,466,243
Steel Dynamics, Sr. Unscd. Notes		2.40	6/15/2025	1,540,000		1,638,191
Steel Dynamics, Sr. Unscd. Notes		3.25	1/15/2031	1,925,000		2,155,966
Steel Dynamics, Sr. Unscd. Notes		3.45	4/15/2030	2,550,000		2,890,727
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	2,775,000		3,037,158
Targa Resources Partners, Gtd. Bonds		5.13	2/1/2025	1,705,000		1,752,936
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	2,135,000	[b]	2,395,203
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	13,400,000	[b]	13,761,580
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	2,400,000	[b]	2,433,172
The Estee Lauder Companies, Sr. Unscd. Notes		2.00	12/1/2024	425,000		449,404
The Estee Lauder Companies, Sr. Unscd. Notes		2.38	12/1/2029	3,025,000		3,283,612
The Goldman Sachs Group, Sr. Unscd. Notes		3.69	6/5/2028	4,200,000		4,844,135

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
The Home Depot, Sr. Unscd. Notes	2.70	4/15/2030	6,400,000		7,145,043
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	2,725,000		2,848,807
The Southern Company, Sr. Unscd. Notes	3.25	7/1/2026	7,725,000		8,670,000
The Walt Disney Company, Gtd. Notes	3.70	10/15/2025	2,600,000		2,945,294
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	6,825,000		7,344,656
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	6,275,000	[b]	6,940,025
T-Mobile USA, Sr. Scd. Notes	3.75	4/15/2027	4,000,000	[b]	4,559,200
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	8,231,483	[b]	8,503,603
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	7,520,000	[b]	7,931,031
Truist Bank, Sub. Notes	3.63	9/16/2025	4,750,000		5,357,637
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	5,000,000		5,327,265
U.S. Treasury Notes	1.50	2/15/2030	28,120,000	[e]	29,735,802
U.S. Treasury Notes	1.75	11/15/2029	32,750,000	[e]	35,378,955
United Rentals North America, Gtd. Notes	4.00	7/15/2030	5,175,000		5,453,156
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	2,155,000		2,450,182
VB-S1 Issuer, Ser. 2020-1A, CI. C2	3.03	6/15/2050	3,645,000	[b]	3,830,015
Verizon Communications, Sr. Unscd. Notes	3.15	3/22/2030	3,400,000		3,813,926
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	4,160,000		4,941,396
VICI Properties, Gtd. Notes	3.50	2/15/2025	4,466,000	[b]	4,576,087
Visa, Sr. Unscd. Notes	1.90	4/15/2027	7,075,000		7,536,430
Visa, Sr. Unscd. Notes	2.05	4/15/2030	2,990,000		3,201,465
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/2026	6,125,000		6,744,546
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4	3.31	6/15/2052	8,200,000		9,350,330
Western Midstream Operating, Sr. Unscd. Notes	4.10	2/1/2025	1,690,000		1,744,350
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,450,000		2,548,000
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	1,810,000		1,903,921
Western Midstream Operating, Sr. Unscd. Notes	5.05	2/1/2030	3,040,000		3,386,058
Federal National Mortgage Association:
2.00%			31,660,000	[g,h]	32,885,548
2.50%			28,725,000	[g,h]	30,277,908

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 41.3% (continued)
Government National Mortgage Association II:
3.75%, 1/20/2063			438,763		443,144
3.97%, 7/20/2062			43,274		43,775
				1,230,966,670
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	1,850,000		2,273,770
Total Bonds and Notes (cost $2,638,056,996)			2,834,178,707
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Call Options - .0%
Swaption 6 Month, USD 10 Year Fixed Rate, Receiver Option, Contracts 29,910,000 J.P. Morgan Securities	0.54	2/4/2021	29,910,000		4,576
Put Options - .0%
Swaption 6 Month, USD 10 Year Fixed Rate, Payer Option, Contracts 29,910,000 J.P. Morgan Securities	0.54	2/4/2021	29,910,000		1,159,184
Total Options Purchased (cost $1,013,201)			1,163,760
	Annualized Yield(%)
Short-Term Investments - 3.8%
U.S. Government Securities
U.S. Cash Management Bills	0.07	1/12/2021	67,500,000	[i]	67,499,550
U.S. Treasury Bills	0.12	1/14/2021	46,475,000	[i,j]	46,474,548
Total Short-Term Investments (cost $113,971,604)			113,974,098
Description	1-Day Yield (%)		Shares
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $53,690,253)	0.09		53,690,253	[k]	53,690,253

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $25,276,054)	0.05	25,276,054	[k] 25,276,054
Total Investments (cost $2,832,008,108)		101.7%	3,028,282,872
Liabilities, Less Cash and Receivables		(1.7%)	(49,773,059)
Net Assets		100.0%	2,978,509,813

LIBOR—London Interbank Offered Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities were valued at $796,057,184 or 26.73% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $46,396,187 and the value of the collateral was $48,045,385, consisting of cash collateral of $25,276,054 and U.S. Government & Agency securities valued at $22,769,331.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Purchased on a forward commitment basis.

i Security is a discount security. Income is recognized through the accretion of discount.

j Held by a counterparty for open exchange traded derivative contracts.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	33.2
Commercial Mortgage Pass-Through Ctfs.	7.4
Banks	6.6
U.S. Treasury Securities	6.0
Energy	5.6
Asset-Backed Ctfs./Auto Receivables	4.6
U.S. Government Agencies Mortgage-Backed	4.2
Diversified Financials	3.5
Telecommunication Services	3.3
Real Estate	3.3
Health Care	2.8
Collateralized Loan Obligations Debt	2.7
Investment Companies	2.7
Utilities	2.1
Asset-Backed Certificates	1.3
Retailing	1.3
Insurance	1.3
Media	1.0
Collateralized Municipal-Backed Securities	1.0
Supranational Bank	.9
Metals & Mining	.8
Internet Software & Services	.7
Commercial & Professional Services	.7
Consumer Discretionary	.6
Beverage Products	.5
Aerospace & Defense	.4
Materials	.4
Chemicals	.4
Asset-Backed Ctfs./Credit Cards	.3
Food Products	.3
Building Materials	.3
Industrial	.3
Advertising	.2
Technology Hardware & Equipment	.2
Information Technology	.2
Automobiles & Components	.2
Forest Products & Paper	.1
Consumer Staples	.1
Environmental Control	.1
Agriculture	.1
Options Purchased	.0
Asset-Backed Ctfs./Student Loans	.0
101.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales ($)	Value 12/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	86,672,157	1,716,321,004	(1,749,302,908)	53,690,253	1.8	228,268
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	14,976,500	537,003,704	(551,980,204)	-	-	132,911†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	114,432,008	(89,155,954)	25,276,054.9		13,052†††
Total	101,648,657	2,367,756,716	(2,390,439,066)	78,966,307	2.7	374,231

†  Includes reinvested dividends/distributions.

††  Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

†††  Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	363	3/15/2021	41,098,009[a]	41,203,052	105,043
Australian 3 Year Bond	765	3/15/2021	69,228,974[a]	69,262,267	33,293
Euro BTP Italian Government Bond	457	3/8/2021	84,247,283[a]	84,866,279	618,996
Euro-Bobl	50	3/8/2021	8,285,886[a]	8,257,132	(28,754)
Japanese 10 Year Bond	347	3/15/2021	510,949,541[a]	510,544,187	(405,354)
Long Gilt	244	3/29/2021	44,732,117[a]	45,225,632	493,515
Long Term French Government Future	537	3/8/2021	109,878,289[a]	110,120,533	242,244
U.S. Treasury Long Bond	340	3/22/2021	58,966,583	58,883,750	(82,833)
Futures Short
Euro 30 Year Bond	33	3/8/2021	9,041,681[a]	9,080,427	(38,746)
U.S. Treasury 10 Year Notes	1,281	3/22/2021	176,663,157	176,878,085	(214,928)
U.S. Treasury 2 Year Notes	200	3/31/2021	44,168,750	44,195,312	(26,562)
U.S. Treasury 5 Year Notes	208	3/31/2021	26,188,147	26,242,124	(53,977)
U.S. Treasury Ultra Long Bond	628	3/22/2021	135,375,844	134,117,250	1,258,594
Ultra 10 Year U.S. Treasury Notes	406	3/22/2021	63,646,537	63,481,908	164,629
Gross Unrealized Appreciation				2,916,314
Gross Unrealized Depreciation				(851,154)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Japanese Yen	1,075,000,000	United States Dollar	10,385,670	1/29/2021	29,147
United States Dollar	75,890,441	Japanese Yen	7,857,423,000	1/29/2021	(233,862)
United States Dollar	27,720,876	Chinese Yuan Renminbi	181,675,000	3/8/2021	(91,401)
United States Dollar	2,650,594	Thai Baht	79,600,000	3/17/2021	(6,614)
Euro	24,500,000	United States Dollar	30,014,374	1/29/2021	(63,002)
Czech Koruna	332,760,000	United States Dollar	15,314,097	3/17/2021	185,620
United States Dollar	32,731,873	British Pound	24,500,000	1/29/2021	(779,513)
United States Dollar	15,198,575	Norwegian Krone	132,540,000	1/29/2021	(258,991)
Swiss Franc	10,720,000	United States Dollar	12,125,776	1/29/2021	(5,832)
United States Dollar	6,230,669	Singapore Dollar	8,340,000	3/17/2021	(80,364)
Citigroup
United States Dollar	26,713,386	South African Rand	402,705,046	3/17/2021	(423,352)
United States Dollar	57,375,670	Canadian Dollar	72,941,116	1/29/2021	65,742
United States Dollar	21,407,529	South Korean Won	23,266,345,000	3/17/2021	(17,252)
HSBC
United States Dollar	54,494,151	Chinese Yuan Renminbi	357,765,000	3/17/2021	(241,592)
United States Dollar	15,192,190	Swedish Krona	127,105,000	1/29/2021	(261,916)
United States Dollar	12,893,245	New Zealand Dollar	18,165,000	1/29/2021	(179,031)
United States Dollar	121,765,683	Australian Dollar	160,897,584	1/29/2021	(2,319,204)
Euro	2,907,678	United States Dollar	3,570,242	1/29/2021	(15,591)
Russian Ruble	2,913,050,000	United States Dollar	39,404,413	3/17/2021	(324,078)
United States Dollar	22,799,403	Russian Ruble	1,681,000,000	3/17/2021	247,767
J.P. Morgan Securities
United States Dollar	15,233,778	Chinese Yuan Renminbi	100,000,000	3/17/2021	(65,579)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities(continued)
United States Dollar	29,716,036	Thai Baht	892,640,000	3/17/2021	(82,086)
British Pound	7,300,000	United States Dollar	9,855,394	1/29/2021	129,631
Merrill Lynch, Pierce, Fenner & Smith
Australian Dollar	12,725,000	United States Dollar	9,656,481	1/29/2021	157,092
Polish Zloty	56,820,000	United States Dollar	15,509,335	3/17/2021	(294,053)
Morgan Stanley
Euro	7,623,711	United States Dollar	9,312,145	1/29/2021	7,880
United States Dollar	62,154,685	Euro	50,690,270	1/29/2021	185,578
Indian Rupee	2,226,600,000	United States Dollar	29,923,642	3/17/2021	295,235
Chilean Peso	11,380,800,000	United States Dollar	15,366,792	3/17/2021	652,751
British Pound	35,390,000	United States Dollar	47,578,224	1/29/2021	828,631
United States Dollar	10,908,868	Malaysian Ringgit	44,470,000	3/17/2021	(116,759)
United States Dollar	37,120,512	Mexican Peso	742,187,514	3/17/2021	146,978
UBS Securities
United States Dollar	57,372,962	Canadian Dollar	72,941,115	1/29/2021	63,034
United States Dollar	618,634,933	Euro	507,456,327	1/29/2021	(1,732,950)
Gross Unrealized Appreciation					2,995,086
Gross Unrealized Depreciation					(7,593,022)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

December 31, 2020

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
GBP Fixed at 0.73	GBP - 6 Month GBP LIBOR	2/26/2050	49,079,575	2,225,406
Gross Unrealized Appreciation				2,225,406

GBP—British Pound

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $46,396,187)—Note 1(c):
Unaffiliated issuers	2,753,041,801	2,949,316,565
Affiliated issuers	78,966,307	78,966,307
Cash		17,123
Cash denominated in foreign currency	22,206,395	22,464,302
Dividends, interest and securities lending income receivable		20,089,560
Receivable for shares of Beneficial Interest subscribed		9,460,739
Cash collateral held by broker—Note 4		4,953,169
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,995,086
Receivable for swap variation margin—Note 4		373,908
Tax reclaim receivable		6,234
Prepaid expenses		98,741
		3,088,741,734
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,195,120
Payable for investment securities purchased		70,534,560
Liability for securities on loan—Note 1(c)		25,276,054
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		7,593,022
Payable for shares of Beneficial Interest redeemed		4,690,627
Payable for futures variation margin—Note 4		457,826
Trustees’ fees and expenses payable		49,253
Other accrued expenses		435,459
		110,231,921
Net Assets ($)		2,978,509,813
Composition of Net Assets ($):
Paid-in capital		2,776,966,536
Total distributable earnings (loss)		201,543,277
Net Assets ($)		2,978,509,813

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	118,603,376	47,875,152	2,565,547,524	246,483,761
Shares Outstanding	5,140,373	2,116,518	110,689,779	10,622,718
Net Asset Value Per Share ($)	23.07	22.62	23.18	23.20

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

Investment Income ($):
Income:
Interest (net of $70,946 foreign taxes withheld at source)	68,808,907
Dividends from affiliated issuers	224,942
Income from securities lending—Note 1(c)	145,963
Total Income	69,179,812
Expenses:
Investment advisory fee—Note 3(a)	12,051,955
Shareholder servicing costs—Note 3(c)	2,433,813
Distribution fees—Note 3(b)	388,302
Custodian fees—Note 3(c)	288,956
Trustees’ fees and expenses—Note 3(d)	271,524
Administration fee—Note 3(a)	202,100
Prospectus and shareholders’ reports	172,632
Professional fees	171,952
Registration fees	124,550
Loan commitment fees—Note 2	99,216
Chief Compliance Officer fees—Note 3(c)	13,982
Miscellaneous	111,309
Total Expenses	16,330,291
Investment Income—Net	52,849,521
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	91,722,204
Net realized gain (loss) on options transactions	(4,323,460)
Net realized gain (loss) on futures	2,379,961
Net realized gain (loss) on swap agreements	820,487
Net realized gain (loss) on forward foreign currency exchange contracts	(38,593,090)
Capital gain distributions from affiliated issuers	3,326
Net Realized Gain (Loss)	52,009,428
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	99,797,004
Net change in unrealized appreciation (depreciation) on options transactions	(764,987)
Net change in unrealized appreciation (depreciation) on futures	2,836,039
Net change in unrealized appreciation (depreciation) on swap agreements	2,229,496
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	9,993,475
Net Change in Unrealized Appreciation (Depreciation)	114,091,027
Net Realized and Unrealized Gain (Loss) on Investments	166,100,455
Net Increase in Net Assets Resulting from Operations	218,949,976

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	52,849,521	59,108,256
Net realized gain (loss) on investments	52,009,428	8,208,760
Net change in unrealized appreciation (depreciation) on investments	114,091,027	186,531,309
Net Increase (Decrease) in Net Assets Resulting from Operations	218,949,976	253,848,325
Distributions ($):
Distributions to shareholders:
Class A	(2,620,941)	(384,041)
Class C	(904,693)	(131,275)
Class I	(62,108,568)	(13,524,679)
Class Y	(6,375,541)	(1,455,326)
Total Distributions	(72,009,743)	(15,495,321)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	76,103,343	40,180,378
Class C	3,706,226	6,083,588
Class I	818,802,204	928,678,011
Class Y	84,464,680	61,472,921
Distributions reinvested:
Class A	2,430,740	353,478
Class C	783,675	116,436
Class I	52,978,720	11,940,466
Class Y	5,772,701	1,313,504
Cost of shares redeemed:
Class A	(58,361,788)	(95,901,940)
Class C	(15,019,318)	(19,518,232)
Class I	(1,211,993,298)	(1,033,415,884)
Class Y	(146,402,848)	(55,421,094)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(386,734,963)	(154,118,368)
Total Increase (Decrease) in Net Assets	(239,794,730)	84,234,636
Net Assets ($):
Beginning of Period	3,218,304,543	3,134,069,907
End of Period	2,978,509,813	3,218,304,543

	Year Ended December 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	3,316,077	1,865,392
Shares issued for distributions reinvested	105,765	16,141
Shares redeemed	(2,601,246)	(4,441,407)
Net Increase (Decrease) in Shares Outstanding	820,596	(2,559,874)
Class Ca
Shares sold	166,387	287,377
Shares issued for distributions reinvested	34,660	5,403
Shares redeemed	(677,934)	(926,142)
Net Increase (Decrease) in Shares Outstanding	(476,887)	(633,362)
Class Ib
Shares sold	36,144,246	43,305,475
Shares issued for distributions reinvested	2,301,974	543,870
Shares redeemed	(54,256,977)	(48,330,110)
Net Increase (Decrease) in Shares Outstanding	(15,810,757)	(4,480,765)
Class Yb
Shares sold	3,717,049	2,864,428
Shares issued for distributions reinvested	251,029	59,705
Shares redeemed	(6,397,666)	(2,583,160)
Net Increase (Decrease) in Shares Outstanding	(2,429,588)	340,973

[a]During the period ended December 31, 2020, 209 Class C shares representing $4,724 were automatically converted to 205 Class A shares.

[b]During the period ended December 31, 2020, 5,376 Class A shares representing $117,794 were exchanged for 5,354 Class I shares, 363,622 Class I shares representing $8,327,955 were exchanged for 363,304 Class Y shares and 4,990 Class Y shares representing $117,371 were exchanged for 5,020 Class A shares. During the period ended December 31, 2019, 7,386 Class A shares representing $157,182 were exchanged for 7,366 Class I shares and 370 Class Y shares representing $7,643 were exchanged for 370 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.90	20.35	21.35	21.03	21.03
Investment Operations:
Investment income—net[a]	.32	.35	.53	.38	.26
Net realized and unrealized gain (loss) on investments	1.38	1.29	(.77)	.47	.18
Total from Investment Operations	1.70	1.64	(.24)	.85	.44
Distributions:
Dividends from investment income—net	(.53)	(.09)	(.76)	(.42)	(.32)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)
Total Distributions	(.53)	(.09)	(.76)	(.53)	(.44)
Net asset value, end of period	23.07	21.90	20.35	21.35	21.03
Total Return (%)[b]	7.77	8.06	(1.13)	4.04	2.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.82	.84	.81
Ratio of net investment income to average net assets	1.45	1.62	2.50	1.87	1.20
Portfolio Turnover Rate	107.96[c]	157.34[c]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	118,603	94,609	139,986	175,020	326,654

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2020 and 2019 were 99.30% and 131.43%, respectively.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.56	20.14	21.22	20.94	20.95
Investment Operations:
Investment income—net[a]	.17	.18	.38	.24	.10
Net realized and unrealized gain (loss) on investments	1.32	1.29	(.78)	.45	.18
Total from Investment Operations	1.49	1.47	(.40)	.69	.28
Distributions:
Dividends from investment income—net	(.43)	(.05)	(.68)	(.30)	(.17)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)
Total Distributions	(.43)	(.05)	(.68)	(.41)	(.29)
Net asset value, end of period	22.62	21.56	20.14	21.22	20.94
Total Return (%)[b]	6.93	7.25	(1.82)	3.29	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.53	1.54	1.56	1.55
Ratio of net investment income to average net assets	.76	.85	1.80	1.15	.47
Portfolio Turnover Rate	107.96[c]	157.34[c]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	47,875	55,903	65,001	78,980	98,626

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2020 and 2019 were 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.98	20.38	21.38	21.06	21.06
Investment Operations:
Investment income—net[a]	.40	.40	.60	.47	.32
Net realized and unrealized gain (loss) on investments	1.37	1.31	(.78)	.44	.18
Total from Investment Operations	1.77	1.71	(.18)	.91	.50
Distributions:
Dividends from investment income—net	(.57)	(.11)	(.82)	(.48)	(.38)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)
Total Distributions	(.57)	(.11)	(.82)	(.59)	(.50)
Net asset value, end of period	23.18	21.98	20.38	21.38	21.06
Total Return (%)	8.07	8.33	(.79)	4.35	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.51	.52	.53	.52
Ratio of net investment income to average net assets	1.77	1.88	2.82	2.18	1.50
Portfolio Turnover Rate	107.96[b]	157.34[b]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	2,565,548	2,780,618	2,669,871	2,689,270	2,182,666

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2020 and 2019 were 99.30% and 131.43%, respectively.

See notes to financial statements.

Class Y Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.00	20.39	21.39	21.06	21.06
Investment Operations:
Investment income—net[a]	.43	.42	.61	.48	.33
Net realized and unrealized gain (loss) on investments	1.35	1.30	(.78)	.45	.18
Total from Investment Operations	1.78	1.72	(.17)	.93	.51
Distributions:
Dividends from investment income—net	(.58)	(.11)	(.83)	(.49)	(.39)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)
Total Distributions	(.58)	(.11)	(.83)	(.60)	(.51)
Net asset value, end of period	23.20	22.00	20.39	21.39	21.06
Total Return (%)	8.13	8.39	(.75)	4.43	2.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45	.45	.45	.48	.46
Ratio of net investment income to average net assets	1.87	1.94	2.87	2.23	1.55
Portfolio Turnover Rate	107.96[b]	157.34[b]	99.05	95.96	125.98
Net Assets, end of period ($ x 1,000)	246,484	287,175	259,212	248,986	120,581

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2020 and 2019 were 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed	-	184,950,642	-	184,950,642
Collateralized Loan Obligations	-	79,782,030	-	79,782,030

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Collateralized Municipal-Backed Securities	-	29,447,112	-	29,447,112
Commercial Mortgage-Backed	-	221,136,950	-	221,136,950
Corporate Bonds	-	1,138,615,400	-	1,138,615,400
Foreign Governmental	-	988,821,874	-	988,821,874
Investment Companies	78,966,307	-	-	78,966,307
U.S. Government Agencies Mortgage-Backed	-	126,309,942	-	126,309,942
U.S. Treasury Securities	-	179,088,855	-	179,088,855
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	2,995,086	-	2,995,086
Futures††	2,916,314	-	-	2,916,314
Options Purchased	-	1,163,760	-	1,163,760
Swap Agreements††	-	2,225,406	-	2,225,406
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	(7,593,022)	-	(7,593,022)
Futures††	(851,154)	-	-	(851,154)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market

NOTES TO FINANCIAL STATEMENTS (continued)

value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $27,202 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from

NOTES TO FINANCIAL STATEMENTS (continued)

investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $15,705,719, undistributed capital gains $16,895,055, accumulated other losses $28,301,001 and unrealized appreciation $197,243,504.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $72,009,743 and $15,495,321, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022.

Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which

NOTES TO FINANCIAL STATEMENTS (continued)

the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $202,100 during the period ended December 31, 2020.

During the period ended December 31, 2020, the Distributor retained $3,402 from commissions earned on sales of the fund’s Class A shares and $3,864 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2020, Class C shares were charged $388,302 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2020, Class A and Class C shares were charged $224,938 and $129,434, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $32,724 for transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $288,956 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $1,018,813, administration fees of $18,349, Distribution Plan fees of $30,704, Shareholder Services Plan fees of $35,548, custodian fees of $81,477, Chief Compliance Officer fees of $2,903 and transfer agency fees of $7,326.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended December 31, 2020, amounted to $3,127,050,151 and $3,569,577,638, respectively, of which $250,816,199 in purchases and $251,192,905 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. At December 31, 2020, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable

NOTES TO FINANCIAL STATEMENTS (continued)

for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at December 31, 2020 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At December 31, 2020, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	6,305,480	[1,2,3]	Interest rate risk	(851,154)	[1]
Foreign exchange risk	2,995,086	[4]	Foreign exchange risk	(7,593,022)	[4]
Gross fair value of derivative contracts	9,300,566			(8,444,176)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	2,379,961		402,974		-		5,800,895		8,583,830
Foreign exchange	-		(4,726,434)		(38,593,090)		-		(43,319,524)
Credit	-		-		-		(4,980,408)		(4,980,408)
Total	2,379,961		(4,323,460)		(38,593,090)		820,487		(39,716,102)

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	2,836,039		77,783		-		4,074,607		6,988,429
Foreign exchange	-		(842,770)		9,993,475		-		9,150,705
Credit	-		-		-		(1,845,111)		(1,845,111)
Total	2,836,039		(764,987)		9,993,475		2,229,496		14,294,023

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap agreements.
[5]Net change in unrealized appreciation (depreciation) on futures.
[6]Net change in unrealized appreciation (depreciation) on options transactions.
[7]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	2,916,314	(851,154)
Options	1,163,760	-
Forward contracts	2,995,086	(7,593,022)
Swaps	2,225,406	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	9,300,566	(8,444,176)
Derivatives not subject to
Master Agreements	(5,141,720)	851,154
Total gross amount of assets
and liabilities subject to
Master Agreements	4,158,846	(7,593,022)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	214,767		(214,767)	-		-
Citigroup	65,742		(65,742)	-		-
HSBC	247,767		(247,767)	-		-
J.P. Morgan Securities	1,293,391		(147,665)	(1,145,726)		-
Merrill Lynch, Pierce, Fenner & Smith	157,092		(157,092)	-		-
Morgan Stanley	2,117,053		(116,759)	(1,432,000)		568,294
UBS Securities	63,034		(63,034)	-		-
Total	4,158,846		(1,012,826)	(2,577,726)		568,294

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(1,519,579)		214,767	835,000		(469,812)
Citigroup	(440,604)		65,742	374,862		-
HSBC	(3,341,412)		247,767	2,620,000		(473,645)
J.P. Morgan Securities	(147,665)		147,665	-		-
Merrill Lynch, Pierce, Fenner & Smith	(294,053)		157,092	-		(136,961)
Morgan Stanley	(116,759)		116,759	-		-
UBS Securities	(1,732,950)		63,034	1,669,916		-
Total	(7,593,022)		1,012,826	5,499,778		(1,080,418)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Interest rate futures	1,691,093,977
Interest rate options contracts	546,548
Foreign currency options contracts	477,444
Forward contracts	1,491,760,399

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2020:

Average Notional Value ($)
Interest rate swap agreements	213,705,061
Credit default swap agreements	78,758,187

At December 31, 2020, the cost of investments for federal income tax purposes was $2,833,074,445; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $196,776,003, consisting of $212,108,623 gross unrealized appreciation and $15,332,620 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of the Sub-Adviser will become employees of Insight North America LLC (“INA”), which, like the Sub-Adviser, will be an affiliate of the Adviser, and will no longer be employees of the Sub-Adviser. Consequently, effective as of the Effective Date and subject to the approval of the fund’s board, the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA, replacing the Sub-Adviser. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. As is the case under the sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser (and not the fund) will pay INA for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to INA will be the same as that currently payable by the Adviser to the Sub-Adviser pursuant to the respective sub-investment advisory agreements. In addition, all other material terms and conditions of the proposed sub-investment advisory agreement between the Adviser and

INA will be substantially similar to those of the sub-investment advisory agreement between the Adviser and Sub-Adviser.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Fixed Income Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, futures, forward foreign currency exchange contracts and swap agreements, as of December 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 26, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 50.77% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Francine J. Bovich (69)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 66

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

• Attorney, Solo Law Practice (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 52

———————

Kenneth A. Himmel (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6940AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,200 in 2019 and $52,200 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,530 in 2019 and $5,530 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,050 in 2019 and $0 in 2020.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 25, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)